Exhibit 10.22

L#: L-207-2013/0

THE NATIONAL INSTITUTES OF HEALTH
BIOLOGICAL MATERIALS LICENSE AGREEMENT

This Agreement is entered into between the National Institutes of Health (“NIH”) within the Department of Health and Human Services (“HHS”) through the Office of Technology Transfer, NIH, having an address at 6011 Executive Boulevard, Suite 325, Rockville, Maryland 20852-3804, U.S.A. and Hookipa Biotech AG (“Licensee”), a corporation of Vienna, Austria, having an office at Helmut-Qualtinger-Gasse 2, 1030 Vienna, Austria.

1.                                      Definitions:

(a)                                 “BLA” refers to a biologies license application filed with the FDA (or an equivalent application filed with another regulatory body).

(b)                                 “Clinical Trial”, for the purposes of this Agreement, includes clinical trials investigating products derived from clinical trial materials manufactured from the Master and Working Cell Banks derived from VRC’s Research Cell Bank as well as clinical trials for products derived from clinical trial materials manufactured using third party cell banks, provided Virus Seeds manufactured from the Master and/or Working Cell Banks derived from VRC’s Research Cell Banks were used in such third party cell banks.

(c)                                  “CMO” means a Contract Manufacturing Organization under contract to the Licensee for the purpose of outsourcing pharmaceutical manufacturing.

(d)                                 “Government” means the government of the United States of America.

(e)                                  “FDA” means the Food and Drug Administration.

(f)                                   “[***] cells” [***].

(g)                                  “IND” refers to an investigational new drug submission filed with the FDA (or an equivalent application filed with another regulatory body).

(h)                                 “Licensed Field of Use” means manufacturing of Master Cell Banks and Working Cell Banks that will subsequently be used to manufacture Virus Seeds and Clinical Trial materials and/or commercial materials of Vaccine vectors based on arenavirus vectors including recombinant lymphocytic choriomeningitis virus (LCMV).  Master Cell Banks and Working Cell Banks, Virus Seeds and Vaccine lots may be manufactured by Licensee or by CMOs.

(i)                                     “Licensed Products” means Materials and all progeny, subclones, and unmodified derivatives of the cell clones.

(j)                                    “LCMV-GP [***] cells” means cells produced by transfecting VRC-[***] cells with a gene for the glycoprotein (“GP”) of lymphocytic choriomeningitis virus (“LCMV”), including [***] that stably expresses LCMV-GP on the cell surface, [***].

(k)                                 “Master Cell Bank” means a good manufacturing practices (GMP) manufactured culture of well characterized cells derived from VRC’s Research Cell Bank, adapted to a suitable medium composition and distributed into containers in a single operation, processed together in such a manner as to ensure uniformity and stored in such a manner as to ensure stability.

(l)                                     “Materials” means the following biological materials developed at the VRC:

(i)                                     VRC’s Research Cell Bank; three (3) x two (2) ml vials of frozen cells of [***];

(ii)                                  Technical Reports, which are to be treated as confidential even if not every page might be marked as such, include the following information:

1.                                      Specification of the parental VRC-[***] cells used to derive the LCMV-GP [***] cells and the [***] cell clone;

2.                                      Materials (including source and lot numbers) and methods used to derive the [***] cell clone;

3.                                      Results of characterization of the [***] cell clone, including expression of GP;

4.                                      Preparation of and cryopreservation of the VRC’s Research Cell Bank;

5.                                      Results of the limited tests performed on the VRC’s Research Cell Bank; and

6.                                      Description of the equipment and facilities used in deriving and banking the [***] cell clone and VRC’s Research Cell Bank.

(iii)                               A copy of the VRC [***] cells Master File; and

(iv)                              A letter to CBER/FDA to be submitted by the VRC permitting Licensee to cross-reference the VRC-[***] cells Master File.  A copy of said letter shall be provided to Licensee.

(m)                             “MTA” means a Material Transfer Agreement (NIAID ref.# 2012-2935) signed between NIAID, AdVec, Inc. and Licensee with an effective date of December 19, 2012, for the transfer to Licensee of VRC-[***] cells, uncloned LCMV-GP [***] cells and cloned [***] cell clones for internal research use by Licensee.

(n)                                 “NIAID” means the National Institute of Allergy and Infectious Diseases, a component of NIH

(o)                                 “Vaccine” means a viral vector produced in the Master Cell Bank or Working Cell Bank or a third party cell bank and used for preclinical and/or clinical testing.

(p)                                 “Virus Seed” means a viral vector stock produced in a cell bank, such as the Master Cell Bank or Working Cell Bank, that is subsequently used to inoculate said Master Cell Bank and/or Working Cell Bank or a third party cell bank for the purpose of producing Vaccine batches.

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(q)                                 “VRC” means the Vaccine Research Center, a component of NIAID.

(r)                                    “VRC-[***] cells” means a cGMP qualified master cell bank of modified [***] cells produced at the VRC.  The VRC-[***] cells have been adapted at the VRC to grow in suspension culture in serum free medium and therefore have notable morphological differences from the original adherent [***] cells as described in [***].

(s)                                   “VRC-[***] cells Master File” means the master file for the master cell bank and a working cell bank of the parental VRC-[***] cells bank [***] used to produce the VRC’s Research Cell Bank of LCMV-GP [***] cells clone [***].

(t)                                    “VRC’s Research Cell Bank” means a research cell bank of [***], a clone of LCMV-GP [***] cells isolated by the VRC

(u)                                 “Working Cell Bank” means a culture of cells derived from the Master Cell Bank and intended for use in the preparation of cell cultures used for production of Virus Seeds and/or Vaccines.

2.                                      The Licensee desires to obtain a license from the NIH to use the Licensed Products provided under this Agreement in its commercial research or product development and marketing activities.  The Licensee represents that it has the facilities, personnel, and expertise to use the Licensed Products for commercial purposes and agrees to expend reasonable efforts and resources to develop the Licensed Products for commercial use or commercial research.

3.                                      The NIH hereby grants to the Licensee a worldwide, non-exclusive license to make, have made, import and use the Licensed Products in the Licensed Field of Use.  The Licensee can transfer the Licensed Products to CMOs only for use in relation to services provided to Licensee in accordance with the Licensed Field of Use.

4.                                      Upon written approval, which shall include prior review of any sublicense agreement by the NIH and which shall not be unreasonably withheld, the Licensee may enter into sublicensing agreements for the rights granted under this Agreement to third parties who have entered an agreement with the Licensee to develop and commercialize a Vaccine based on the Licensee’s proprietary Vaxwave® technology, provided that:

(a)                                 The Licensee agrees that any sublicenses granted by it shall provide that the obligations to NIH of Paragraphs 15-17, 21 and 23 of this Agreement shall be binding upon the sublicensee as if it were a party to this Agreement.  The Licensee further agrees to attach copies of these Paragraphs to all sublicense agreements;

(b)                                 Any sublicenses granted by the Licensee shall provide for the termination of the sublicense, or the conversion to a license directly between the sublicensees and the NIH, at the option of the sublicensee, upon termination of this Agreement under Paragraph 18.  This conversion is subject to NIH approval and contingent upon acceptance by the sublicensee of the remaining provisions of this Agreement; and

(c)                                  The Licensee agrees to forward to the NIH a complete copy of each fully executed sublicense agreement postmarked within [***] of the execution of the agreement.  To the extent permitted by law, the NIH agrees to maintain each sublicense agreement in confidence.

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5.                                      The NIH agrees to allow the Licensee to use Virus Seeds and Vaccines, manufactured from the Master Cell Banks and/or Working Cell Banks, in third party cell bank(s) to manufacture Clinical Trial material and/or commercial materials of Vaccines under Licensee’s own discretion.  In such situation(s), the NIH agrees to allow the Licensee to cross-reference the VRC-[***] cells Master File for any IND or BLA for any products derived from such Virus Seeds, provided that such Clinical Trial materials and/or commercial materials were manufactured using such Virus Seeds in such third party’s cell bank.  Such continued use of the Virus Seeds and cross-referencing of the VRC-[***] cells Master File shall be subject to the reduced minimum annual royalty payments set forth in Paragraph 8, provided that the Licensee notifies the NIH in advance of its intent to use Virus Seeds manufactured from the Master Cell Banks and/or Working Cell Banks derived from VRC’s Research Cell Banks in a third party’s cell banks.

6.                                      The Licensee agrees that the MTA will be terminated on the effective date of this Agreement.  Licensee further agrees to provide the NIH with written certification of the destruction of VRC-[***] cells, uncloned LCMV-GP [***] cells and cloned [***] cell clones

7.                                      The Licensee agrees that the Licensee is solely responsible for obtaining and maintaining any required license from [***] for the background rights for the commercial use of the [***] cells.

8.                                      In consideration of the license granted herein, and subject to the termination provisions set forth herein, the Licensee hereby agrees to make the following payments to the NIH.  As contemplated by paragraph 5, where the Virus Seeds and/or Vaccines are manufactured in one or more third party cell banks, and wherein the Licensee is required to make royalty payments to said one or more third parties, the payments to the NIH listed below shall be reduced by an amount equal to said royalty payments to said one or more third parties, provided that payments to the NIH shall not be reduced by more than [***] of the following payments:

(a)                                 Within [***] of its execution of this Agreement, a noncreditable, nonrefundable license issue royalty of [***]

(b)                                 Minimum annual royalty payments as following:

(i)                                     [***] for the years prior to filing an IND with the FDA or foreign equivalent are due and payable on January 1 of each calendar year.  The first minimum annual royalty is due and payable on January 1, 2014; or

(ii)                                  [***] are due and payable on January each calendar year following the tiling of an IND with the FDA or foreign equivalent and prior to dosing of first patient in first Phase I Clinical Trial; or

(iii)                               [***] are due and payable on January 1 of each calendar year following the dosing of first patient in first Phase 1 Clinical Trial and prior to dosing of first patient in first Phase II Clinical Trial; or

(iv)                              [***] are due and payable on January 1 of each calendar year following the dosing of first patient in first Phase II Clinical Trial and prior to dosing of first patient in first Phase III Clinical Trial; or

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(v)                                 [***] are due and payable on January 1 of each calendar year following the dosing of first patient in first Phase III Clinical Trial and prior to acceptance of BLA in the US or foreign equivalent; or

(vi)                              [***] are due and payable on January 1 of each calendar year following acceptance of BLA in the US or foreign equivalent and prior to marketing approval in the US or first foreign market; or

(vii)                           [***] are due and payable on January 1 of each calendar year following marketing approval in the US or first foreign market.

(c)                                  The Licensee agrees to pay the NIH additional sublicensing royalties of [***] on the fair market value of any consideration received for granting each sublicense within [***] of the execution of each sublicense.

(d)                                 All payments required under this Agreement shall be paid in U.S. dollars and payment options are listed in Appendix B.  For conversion of foreign currency to U.S. dollars, the conversion rate shall be the New York foreign exchange rate quoted in The Wall Street Journal on the day that the payment is due.

(i)                                     Any loss of exchange, value, taxes, or other expenses incurred in the transfer or conversion to U.S. dollars shall be paid entirely by the Licensee; and

(ii)                                  Additional royalties may be assessed by the NIH on any payment that is more than [***] overdue at the rate of [***] per month.  This [***] per month rate may be applied retroactively from the original due date until the date of receipt by the NIH of the overdue payment and additional royalties.  The payment of any additional royalties shall not prevent the NIH from exercising any other rights it may have as a consequence of the lateness of any payment.

9.                                      Upon receipt by the NIH of the license issue royalty and verification of this royalty, the NIH agrees to provide the Licensee with the Materials, and to replace these Materials, as available, at reasonable cost, in the event of their unintentional destruction.  The NIH shall provide the Materials to the Licensee at the Licensee’s expense and as specified in Appendix A.

10.                               The Licensee agrees to make written reports to the NIH within [***] of December 31 for each calendar year.  This report shall state the number and description of Licensed Products made or otherwise disposed of.  The Licensee shall submit each report to the NIH at the Mailing Address for Agreement notices indicated on the Signature Page.

11.                               This Agreement shall become effective on the date when the last party to sign has executed this Agreement, unless the provisions of Paragraph 27 are not fulfilled, and shall expire twenty (20) years from this effective date, unless previously terminated under the terms of Paragraphs 18 or 19.  Licensee shall have the option of extending the term of the Agreement by an additional 1 (one) year period.  [***] prior to the expiry of the initial 20 year term or a 1 (one) year extended term, the Licensee notify NIH that it will be exercising its option to extend the Agreement by an additional year.

12.                               The Licensee agrees to retain control over the Materials and the Licensed Products, and not to distribute them to third parties without the prior written consent of the NIH except as provided in Paragraphs 3 and 4.

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13.                               This Agreement does not preclude the NIH from distributing the Materials or the Licensed Products to third parties for research or commercial purposes.  For the avoidance of doubt, the NIH shall not be allowed to distribute Vaccines, Virus Seeds, Master Cell Bank and/or Working Cell Bank generated by or on behalf of the Licensee.

14.                               By this Agreement, the NIH grants no patent rights expressly or by implication to any anticipated or pending NIH or FDA patent applications or issued patents.

15.                               NO WARRANTIES, EXPRESS OR IMPLIED, ARE OFFERED AS TO THE MERCHANTABILITY OR FITNESS FOR ANY PURPOSE OF THE MATERIALS PROVIDED TO THE LICENSEE UNDER THIS AGREEMENT, OR THAT THE MATERIALS OR THE LICENSED PRODUCTS MAY BE EXPLOITED WITHOUT INFRINGING THE PATENT RIGHTS OF ANY THIRD PARTIES.  The Licensee accepts license rights to the Materials and the Licensed Products “as is”, and the NIH does not offer any guarantee of any kind.

16.                               The Licensee agrees to indemnify and hold harmless the Government from any claims, costs, damages, or losses that may arise from or through the Licensee’s use of the Materials or the Licensed Products.  The Licensee further agrees that it shall not by its action bring the Government into any lawsuit involving the Materials or the Licensed Products.

17.                               The Licensee agrees in its use of the Materials or the Licensed Products to comply with all applicable statutes, regulations, and guidelines, including NIH and HHS regulations and guidelines.  The Licensee agrees not to use the Materials or the Licensed Products for research involving human subjects or clinical trials in the United States without complying with 21 C.F.R. Part 50 and 45 C.F.R. Part 46.  The Licensee agrees not to use the Materials or the Licensed Products for research involving human subjects or clinical trials outside of the United States without notifying the NIH, in writing, of such research or trials and complying with the applicable regulations of the appropriate national control authorities.  Written notification to the NIH of research involving human subjects or clinical trials outside of the United States shall be given no later than [***] prior to commencement of such research or trials.

18.                               The Licensee may terminate this Agreement upon [***] written notice to the NIH but only after [***] from the effective date of this Agreement.

19.                               The NIH may terminate this Agreement if the Licensee is in default in the performance of any material obligation under this Agreement, and if the default has not been remedied within [***] after the date of written notice by the NIH of the default.

20.                               Within [***] of the termination or expiration of this Agreement, the Licensee agrees to return all Materials and the Licensed Products to the NIH, or provide the NIH with written certification of their destruction.

21.                               Within [***] of termination or expiration of this Agreement, the Licensee agrees to submit a final report to the NIH, and to submit to the NIH a final payment of any royalties due.  The Licensee may not be granted additional NIH licenses if this final reporting requirement is not fulfilled.

22.                               The Licensee is encouraged to publish the results of its research projects using the Materials or the Licensed Products.  In all oral presentations or written publications concerning the

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Materials or the Licensed Products, the Licensee shall acknowledge the contribution of [***], at the NIH supplying the Materials, unless requested otherwise by the NIH.

23.                               This Agreement shall be construed in accordance with U.S. Federal law, as interpreted and applied by the U.S. Federal courts in the District of Columbia.  Federal law and regulations shall preempt any conflicting or inconsistent provisions in this Agreement.  The Licensee agrees to be subject to the jurisdiction of U.S. courts.

24.                               This Agreement constitutes the entire understanding of the NIH and the Licensee and supersedes all prior agreements and understandings with respect to the Materials or the Licensed Products.

25.                               The provisions of this Agreement are severable, and in the event that any provision of the Agreement shall be determined to be invalid or unenforceable under any controlling body of law, the invalidity or unenforceability of any provision of this Agreement, shall not in any way affect the validity or enforceability of the remaining provisions of this Agreement.

26.                               Paragraphs 8, 15, 16, 20-22 and 26 of this Agreement shall survive termination or expiration of this Agreement.

27.                               The terms and conditions of this Agreement shall, at the NIH’s sole option, be considered by the NIH to be withdrawn from the Licensee’s consideration and the terms and conditions of this Agreement, and the Agreement itself to be null and void, unless this Agreement is executed by the Licensee and a fully executed original is received by the NIH within [***] from the date of the NIH signature found at the Signature Page.

SIGNATURES BEGIN ON NEXT PAGE

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THE NIH BIOLOGICAL MATERIALS LICENSE AGREEMENT

SIGNATURE PAGE

In Witness Whereof, the parties have executed this Agreement on the dates set forth below.  Any communication or notice to be given shall be forwarded to the respective addresses listed below.

For the NIH:

/s/ Richard U. Rodriguez	9-25-13
Richard U. Rodriguez	Date

Director, Division of Technology Development and Transfer
Office of Technology Transfer
National Institutes of Health

Mailing Address or E-mail Address for Agreement notices and reports:

Chief, Monitoring & Enforcement Branch
Office of Technology Transfer
National Institutes of Health
6011 Executive Boulevard, Suite 325
Rockville, Maryland 20852-3804 U.S.A.

E-mail: [***]

For the Licensee (Upon, information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Licensee made or referred to in this document are truthful and accurate.):
by:

/s/ Dr. Katherine Cohen	9-26-2013
Dr. Katherine Cohen, CEO	Date

I.                Official and Mailing Address for Agreement notices:

Dr. Katherine Cohen, CEO
Hookipa Biotech AG
Helmut-Qualtinger-Gasse 2
1030 Vienna, Austria
Phone:                      [***]
Fax:                                   [***]
Cell:                                   [***]
Email Address: [***]

II.           Official and Mailing Address for Financial notices (the Licensee’s contact person for royalty payments)

Tony Melckenbeek, MIBA, Head of Finance
Hookipa Biotech AG
Helmut-Qualtinger-Gasse 2

1030 Vienna, Austria
Phone:                      [***]
Fax:                                   [***]
Cell:                                   [***]
Email Address: [***]

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) and/or imprisonment).

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APPENDIX A-SHIPPING INFORMATION

The Licensee’s Shipping Contact: information or questions regarding shipping should be directed to the Licensee’s Shipping Contact at:

Dr. Klaus Orlinger, Head of Virology
Phone:                                  [***]
Fax:                                               [***]
Cell:                                               [***]
Email Address: [***]

Shipping Address: Name & Address to which Materials should be shipped (please be specific):

Hookipa Biotech AG
Helmut-Qualtinger-Gasse 2,
1030 Vienna, Austria

The Licensee’s shipping carrier and account number to be used for shipping purposes:

FedEx account number: [***] or World Courier customer number: [***]

APPENDIX B - ROYALTY PAYMENT OPTIONS

The OTT License Number MUST appear on payments, reports and correspondence.

Automated Clearing House (ACH) for payments through U.S. banks only

The NIH encourages our licensees to submit electronic funds transfer payments through the Automated Clearing House (ACH).  Submit your ACH payment through the U.S. Treasury web site located at: https://www.pay.gov.  Locate the “NIH Agency Form” through the Pay.gov “Agency List”.

Electronic Funds Wire Transfers

The following account information is provided for wire payments.  In order to process payment via Electronic Funds Wire Transfer sender MUST supply the following information within the transmission:

Drawn on a U.S. bank account via FEDWIRE should be sent directly to the following account:

Beneficiary Account:	[***]
Bank:	[***]
ABA#	[***]
Account Number:	[***]
Bank Address:	[***]
Payment Details:	[***]

Drawn on a foreign bank account should be sent directly to the following account.  Payment must be sent in U.S. Dollars (USD) using the following instructions:

Beneficiary Account:	[***]
Bank:	[***]
SWIFT Code:	[***]
Account Number:	[***]
Bank Address:	[***]
Payment Details (Line 70):	[***] [***] [***]
Detail of Charges (line 71a):	[***]

PUBLIC HEALTH SERVICE

Amendment

This Agreement is based on the model Amendment Agreement adopted by the U.S. Public Health Service (“PHS”) Technology Transfer Policy Board for use by components of the National Institutes of Health (“NIH”), the Centers for Disease Control and Prevention (“CDC”), and the Food and Drug Administration (“FDA”), which are agencies of the PHS within the Department of Health and Human Services (“HHS”).

This Cover Page identifies the Parties to this Agreement:

The U.S. Department of Health and Human Services, as represented by
National Institute of Allergy and Infectious Diseases
an Institute or Center (hereinafter referred to as the “NIAID”) of the
NIH

and

Hookipa Biotech AG,
hereinafter referred to as the “Licensee”,
having offices at Helmut-Qualtinger-Gasse 2,1030 Vienna, Austria, created and operating under the laws of Vienna, Austria.
Tax ID No.:  Tax ID 201/4034:  VAT #:  ATU 66707726

A-057-2017

CONFIDENTIAL-NIH
First Amendment of L-207-2013/0	Final Hookipa BiotechAG	January 30, 2017

FIRST AMENDMENT TO L-207-2013/0

This is the first amendment (“First Amendment”) of the agreement by and between the NIAID and Licensee, having NIAID Reference Number L-207-2013/0 (“Agreement”).  This First Amendment, having NIAID Reference Number L-207-2013/1 includes, in addition to the amendments made below, 1) a Signature Page, 2) Attachment 1 (Shipping Information) and 3) Attachment 2 (Royalty Payment Information).

WHEREAS, the NIAID and the Licensee desire that the Agreement be amended a first time as set forth below in order to include additional Materials and further clarify the definitions.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the NIAID and the Licensee, intending to be bound, hereby mutually agree to the following:

1)             Delete Article 1(h) in its entirety and replace with the following:

“Licensed Field of Use” means manufacturing of Master Cell Banks and Working Cell Banks that will subsequently be used to manufacture Virus Seeds and Clinical Trial materials and/or commercial materials of Vaccine vectors based on Licensee’s proprietary arenavirus-based vectors and includes the use of VRC-[***] cells in analytical assays for quality control testing during such manufacture of Virus Seeds, Clinical Trial materials and/or commercial materials of Vaccine vectors, by either Licensee or by CMO’s on behalf of Licensee.

2)             Amend Article l(l)(i) to include three (3) x two (2) ml vials of frozen VRC-[***] cells Working Cell Banks.

3)             Delete Article l(t) in its entirety and replace with the following:

“VRC’s Research Cell Bank” means a research cell bank of VRC-[***] cells and/or [***], a clone of LCMV-[***] cells isolated by the VRC.

4)             Amend the first sentence of Article 4 to the following:

“Upon written approval, which shall include review of any sublicense agreement by the NIH and which shall not be unreasonably withheld, the Licensee may enter into sublicensing agreements for the rights granted under this Agreement to third parties who have entered an agreement with the Licensee to develop and commercialize a Vaccine based on the Licensee’s proprietary replication deficient and attenuated replication-competent arenavirus vector technologies, provided that:”

5)             Amend the minimum annual royalty payments listed in Article 8(b) to the following:

i.                                          [***] for the years prior to filing an IND with the FDA or foreign equivalent are due and payable on January 1 of each calendar year.  The first minimum annual royalty is due and payable on January 1, 2014; or

ii.                                       [***] are due and payable on January 1 of each calendar year following the filing of an IND with the FDA or foreign equivalent and prior to dosing of first patient in first Phase I Clinical Trial; or

iii.                                    [***] are due and payable on January 1 of each calendar year following the dosing of first patient in first Phase I Clinical Trial and prior to dosing of first patient in first Phase II Clinical Trial; or

iv.                                   [***] are due and payable on January 1 of each calendar year following the dosing of first patient in first Phase II Clinical Trial and prior to dosing of first patient in first Phase III Clinical Trial; or

A-057-2017

CONFIDENTIAL-NIH
First Amendment of L-207-2013/0	Final Hookipa BiotechAG	January 30, 2017

v.                                      [***] are due and payable on January 1 of each calendar year following dosing of first patient in first Phase III Clinical Trial and prior to acceptance of BLA in the US or foreign equivalent; or

vi.                                   [***] are due and payable on January 1 of each calendar year following acceptance of BLA in the US or foreign equivalent and prior to marketing approval in the US or first foreign market; or

vii.                                [***] are due and payable on January 1 of each calendar year following marketing approval in the US or first foreign market.

6)             Within [***] of the execution of this First Amendment, the Licensee shall pay the NIAID an / amendment issue royalty in the sum of [***], and payment options may be found in Attachment 2.

7)             In the event any provision(s) of the Agreement is/are inconsistent with Attachment 1 and/or 2, such provision(s) is/are hereby amended to the extent required to avoid such inconsistency and to give effect to the shipping and payment information in such Attachment 1 and/or 2.

8)             All terms and conditions of the Agreement not herein amended remain binding and in effect.

9)             The terms and conditions of this First Amendment shall, at the NIAID’s sole option, be considered by the NIAID to be withdrawn from the Licensee’s consideration and the terms and conditions of this First Amendment, and the First Amendment itself, to be null and void, unless this First Amendment is executed by the Licensee and a fully executed original is received by the NIAID within [***] from the date of the NIAID’s signature found at the Signature Page.

10)      This First Amendment is effective upon execution by all parties.

SIGNATURES BEGIN ON NEXT PAGE

A-057-2017

CONFIDENTIAL-NIH
First Amendment of L-207-2013/0	Final Hookipa BiotechAG	January 30, 2017

FIRST AMENDMENT TO L-207-2013/0

SIGNATURE PAGE

In Witness Whereof, the parties have executed this First Amendment on the dates set forth below.  Any communication or notice, to be given shall be forwarded to the respective addresses listed below.

For the NIAID:

/s/ Michael R. Mowatt	7 April 2017
Michael R. Mowatt, Ph.D.	Date
Director
Technology Transfer and Intellectual Property Office
National Institute of Allergy and Infectious Diseases

Mailing Address or E-mail Address for Agreement notices and reports:

License Compliance and Administration
Monitoring & Enforcement
Office of Technology Transfer
National Institutes of Health
6011 Executive Boulevard, Suite 325
Rockville, Maryland 20852-3804 U.S.A.

E-mail:  [***]

For the Licensee (Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Licensee made or referred to in this document are truthful and accurate.):

/s/ Jörn Aldag	April 12, 2017
Signature of Authorized Official	Date

Name:  Jörn Aldag

Title:  CEO

I.                Official and Mailing Address for Agreement notices:

Jorn Aldag
Name

CEO
Title

Mailing Address:

Helmut-Qualtinger-Gasse 2

1030 Vienna

Austria

A-057-2017

CONFIDENTIAL-NIH
First Amendment of L-207-2013/0	Final Hookipa BiotechAG	January 30, 2017

Email Address:	[***]

Phone:	[***]

Fax:	[***]

II.           Official and Mailing Address for Financial notices (the Licensee’s contact person for royalty payments):

Tony Melckenbeek
Name

VP Finance & HR
Title

Mailing Address:

Helmut-Qualtinger-Gasse 2

1030 Vienna

Austria

Email Address:	[***]

Phone:	[***]

Fax:	[***]

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C §1001 (criminal liability including fine(s) or imprisonment).

A-057-2017

CONFIDENTIAL-NIH
First Amendment of L-207-2013/0	Final Hookipa BiotechAG	January 30, 2017

ATTACHMENT 1 - SHIPPING INFORMATION

The Licensee’s Shipping Contact: information or questions regarding shipping should be directed to the Licensee’s Shipping Contact at:

Andreas Aspöeck	Head of Up-Stream Process Development
Shipping Contact’s Name	Title

Phone: [***]	Fax: [***]

E-mail: [***]

Shipping Address: Name & Address to which Materials should be shipped (please be specific):

Hookipa Biotech AG
Company Name & Department

Address:

Helmut-Qualtinger-Gasse 2

1030 Vienna

Austria

The Licensee’s shipping carrier and account number to be used for shipping purposes:

[***]

A-057-2017

CONFIDENTIAL-NIH
First Amendment of L-207-2013/0	Final Hookipa BiotechAG	January 30, 2017

ATTACHMENT 2 - ROYALTY PAYMENT INFORMATION

The License Number MUST appear on payments, reports and correspondence.

Credit and Debit Card Payments

Credit and debit card payments can be submitted for amounts up to [***].  Submit your payment through the U.S. Treasury web site located at:  https://www.pay.gov/public/form/start/28680443.

Automated Clearing House (ACH) for payments through U.S. banks only

The IC encourages its licensees to submit electronic funds transfer payments through the Automated Clearing House (ACH).  Submit your ACH payment through the U.S. Treasury web site located at:  https://www.pay.gov/public/form/start/28680443.  Please note that the IC “only” accepts ACH payments through this U.S. Treasury web site.

Electronic Funds Wire Transfers

The following account information is provided for wire payments.  In order to process payment via Electronic Funds Wire Transfer sender MUST supply the following information within the transmission:

Drawn on a U.S. bank account via FEDWIRE- should be sent directly to the following account:

Beneficiary Account:	[***]
Bank:	[***]
ABA#	[***]
Account Number:	[***]
Bank Address:	[***]
Payment Details:	[***]
[***]

Drawn on a foreign bank account should be sent directly to the following account.  Payment must be sent in U.S. Dollars (USD) using the following instructions:

Beneficiary Account:	[***]
Bank:	[***]
SWIFT Code:	[***]
Account Number:	[***]
Bank Address:	[***]
Payment Details (Line 70):	[***]
[***]
[***]
Detail of Charges (line 71a):	[***]

Checks

All checks should be made payable to [***]

Checks drawn on a U.S. bank account and sent by US Postal Service should be sent directly to the following address:

[***]
[***]
[***]

A-057-2017

CONFIDENTIAL-NIH
First Amendment of L-207-2013/0	Final Hookipa BiotechAG	January 30, 2017

Checks drawn on a U.S. bank account and sent by overnight or courier should be sent to the following address:

[***]
[***]
[***]
[***]
[***]

Checks drawn on a foreign bank account should be sent directly to the following address:

[***]
[***]
[***]
[***]
[***]
[***]
[***]

A-057-2017

CONFIDENTIAL-NIH
First Amendment of L-207-2013/0	Final Hookipa BiotechAG	January 30, 2017

PUBLIC HEALTH SERVICE

Second Amendment

This Agreement is based on the model Amendment Agreement adopted by the U.S. Public Health Service (“PHS”) Technology Transfer Policy Board for use by components of the National Institutes of Health (“NIH”), the Centers for Disease Control and Prevention (“CDC”), and the Food and Drug Administration (“FDA”), which are agencies of the PHS within the Department of Health and Human Services (“HHS”).

This Cover Page identifies the Parties to this Agreement:

The U.S. Department of Health and Human Services, as represented by

National Institute of Allergy and Infectious Diseases

an Institute or Center (hereinafter referred to as the “NIAID”) of the

NIH

and

Hookipa Biotech AG,

hereinafter referred to as the “Licensee”,

having offices at Helmut-Qualtinger-Gasse 2, 1030 Vienna, Austria,

created and operating under the laws of Vienna, Austria.

Tax ID No.:  Tax ID 201/4034; VAT. #:  ATU 66707

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2nd AMENDMENT TO L-207-2013/0

This is the 2nd amendment (“2nd Amendment”) of the agreement by and between the NIAID and Licensee having NIAID Reference Number L-207-2013/0 (“Agreement”).  This 2nd Amendment having NIAID Reference Number L-207-2013/2 includes, in addition to the amendments made below, a Signature Page.

WHEREAS, the NIAID and the Licensee desire that the Agreement be amended a 2nd time as set forth below in order for the Licensee to transfer assets, rights and duties of Hookipa Biotech AG to newly founded legal successor company Hookipa Research GmbH, which will subsequently be renamed “Hookipa Biotech GmbH” with the commercial register number FN 491551 w, located at Helmut-Qualtinger-Gasse 2, 1030 Vienna, Austria to continue research efforts.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the NIAID and the Licensee, intending to be bound, hereby mutually agree to the following:

1)             The following Section 28 shall be added to the Agreement:

28.       This Agreement shall not be assigned by either Party hereto without the prior written consent of the other Party hereto, which consent shall not be unreasonably withheld or delayed, and any purported assignment without such consent shall be void; provided, however, either Party hereto may without such consent assign this Agreement in connection with the sale or transfer of all or substantially all of its business or in connection with a merger or other consolidation with another entity upon written notice to the other Party.

2)             All terms and conditions of the Agreement not herein amended remain binding and in effect.

3)             The terms and conditions of this 2nd Amendment shall, at the NIAID’s sole option, be considered by the NIAID to be withdrawn from the Licensee’s consideration and the terms and conditions of this 2nd Amendment, and the 2ndAmendment itself, to be null and void, unless this 2nd Amendment is executed by the Licensee and a fully executed original is received by the NIAID within [***] from the date of the NIAID’s signature found at the Signature Page.

4)             This 2nd Amendment shall become effective upon execution by all Parties.

SIGNATURES BEGIN ON NEXT PAGE

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2ND AMENDMENT TO L-207-2013/0

SIGNATURE PAGE

In Witness Whereof, the parties have executed this 2nd Amendment on the dates set forth below.  Any communication or notice to be given shall be forwarded to the respective addresses listed below.

For the NIAID:

Mailing Address or E-mail Address for Agreement notices and reports:

License Compliance and Administration
Monitoring & Enforcement
Office of Technology Transfer
National Institutes of Health
6011 Executive Boulevard, Suite 325
Rockville, Maryland 20852-3804 U.S.A.

E-mail:  [***]

For the Licensee (Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Licensee made or referred to in this document are truthful and accurate.):

I.                Official and Mailing Address for Agreement notices:

Daniel Courtney
Name

Head of Legal
Title

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Mailing Address:  Helmut-Qualtinger-Gasse 2, 1030 Vienna, Austria

Email Address:              [***]

Phone:                                                          [***]

II.           Official and Mailing Address for Financial notices (the Licensee’s contact person for royalty payments):

Tony Melckenbeek
Name

VP Finance
Title

Mailing Address:  Helmut-Qualtinger-Gasse 2, 1030 Vienna, Austria

Email Address:              [***]

Phone:                                                          [***]

Any false or misleading statements made, presented, or submitted to the Government, Including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §53801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

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